UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2020

Schultze Special Purpose Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38760 (Commission File Number)	83-0891815 (I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite 632 Rye Brook, NY (Address of principal executive offices)	10573 (Zip Code)
(914) 701-5260 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant	SAMAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2020, Schultze Special Purpose Acquisition Corp. (the “Company”) held a special meeting in lieu of the 2020 annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved the following items: (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 13, 2020 to September 30, 2020; (ii) a proposal to re-elect (the “Director Proposal”) two directors, Messrs. William G. LaPerch and William T. Allen, to the Company’s board of directors, with each such director to serve until the second annual meeting of stockholders following the Meeting or until his successor is elected and qualified; and (iii) a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Auditor Proposal”). The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of the Company’s common stock (“Common Stock”) entitled to vote at the Meeting as of May 8, 2020 (the “Record Date”) was required to approve the Charter Amendment, a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting as of the Record Date and voting on the Director Proposal was required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting as of the Record Date and voting on the Auditor Proposal was required to approve the Auditor Proposal. 34,868 shares of Common Stock were redeemed in connection with the Extension.

Set forth below are the final voting results for each of the proposals:

Charter Amendment

The Charter Amendment was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
12,795,401	7,500	16,150

Director Proposal

The Director Proposal was approved, and each of Messrs. William G. LaPerch and William T. Allen were re-elected to the Company’s board of directors. The voting results of the shares of Common Stock were as follows:

Director	For	Withheld
William G. LaPerch	12,074,469	744,582
William T. Allen	12,074,469	744,582

Auditor Proposal

The Auditor Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain
12,819,051	0	0

Following the Meeting, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Schultze Special Purpose Acquisition Corp., dated June 9, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

By: /s/ George J. Schultze
Name: George J. Schultze Title: Chief Executive Officer

Date: June 9, 2020

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